R.H. PHILLIPS, INC.
                      26836 County Road 12A
                    Esparto, California 95627

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS:

     The 1996 Annual Meeting of Shareholders of R.H. Phillips, Inc. will be held on Thursday, October 17, 1996 at 10:00am Pacific Time at the R.H. Phillips Winery, located at 26836 County Road 12A,
Esparto, California, for the following purposes:

     1. To elect the Board of Directors, with the following persons to be presented at the meeting by the current Board of Directors for election: John E. Giguiere, Karl
          E. Giguiere, Lane C. Giguiere, R. Ken Coit and Victor L.
          Motto;

     2. To approve the appointment of KPMG Peat Marwick LLP as the independent auditors of R.H. Phillips, Inc.; and

     3. To take action upon any other matters that may properly come before the meeting and any adjournments thereof.

     The foregoing proposals are more fully described in the accompanying Proxy Statement to which your attention is invited.

     In accordance with the Bylaws and the action of the Board of Directors, only shareholders of record at the close of business on August 29, 1996 are entitled to notice of and to vote at the meeting.

By Order of the Board of
Directors



Robert T. Moore,
Secretary

September 20, 1996


                       R.H. PHILLIPS, INC.

                      26836 County Road 12A
                    Esparto, California  95627

                         PROXY STATEMENT

              For the Annual Meeting of Shareholders
             to be held on Thursday, October 17, 1996

     This Proxy Statement and the accompanying proxy are furnished to the shareholders of R.H. Phillips, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the 1996 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Thursday, October 17, 1996, beginning at 10:00am at the Company's headquarters, located at 26836 County Road 12A, Esparto, California, and at any postponements or adjournments of the Annual Meeting. The Annual and Interim Report of the Company for the year ended December 31, 1995 and the six month period ended June 30, 1996, the Notice of Annual Meeting, this Proxy Statement and the enclosed proxy were initially mailed to the shareholders on or about September 20, 1996. The enclosed proxy is being solicited by the Board of Directors of the Company.

     The Company is paying all costs of preparing, assembling and mailing this Proxy Statement. The Company has made arrangements to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of the Company at the Company's expense. In addition to the solicitation of proxies by mail, some of the officers, directors and regular employees of the Company may without additional compensation solicit proxies by telephone or personal interview. The Company will bear the costs of these solicitations.

Voting and Revocability of Proxies

     Shareholders are encouraged to complete the enclosed proxy and return it to the Company as soon as possible. Any person who completes the enclosed proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Company either a signed statement revoking the proxy or a properly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Annual Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder. If a proxy is signed and returned but no voting instructions are given, each valid proxy will be voted in the election of directors FOR those nominees presented by the Board of Directors and FOR approval of KPMG Peat Marwick LLP as the independent auditors of the Company. Should any other business properly come before the Annual Meeting, the person or persons named as the proxy shall be allowed to vote on such matter as that person or those persons determine in his, her or their sole discretion.

     Abstentions will be counted as shares present or represented and entitled to vote for the purposes of determining whether a quorum exists at the Annual Meeting. Broker non-votes are deemed to be not present for the purposes of determining whether a quorum exists.

     Shareholders of record as of the close of business on August 29, 1996 are entitled to notice of the Annual Meeting and to vote in person or by proxy. The Common Stock of the Company (the "Common Stock") is the only class of outstanding securities entitled to vote at the Annual Meeting. As of the close of business on August 29, 1996, there were 5,919,690 shares of Common Stock outstanding and entitled to vote. The presence of a majority of the outstanding shares of Common Stock, either in person or by proxy, will constitute a quorum at the Annual Meeting.

                        PROPOSAL NUMBER 1

                      ELECTION OF DIRECTORS

     The Company's Bylaws provide that the Board of Directors shall consist of between four and seven members, with the exact number of directors between four and seven to be determined by the Board of Directors. The Board of Directors has set the number of directors at five, and there are currently five members of the Board of Directors.

     Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting.

     Five directors are to be elected at the Annual Meeting to serve until the following annual meeting of shareholders. The Board of Directors will present at the Annual Meeting for election and recommends a vote FOR the following nominees: John E. Giguiere, Karl E. Giguiere, Lane C. Giguiere, R. Ken Coit and Victor L. Motto. Each nominee was recommended unanimously by the Board of Directors for presentation to the shareholders for election at the Annual Meeting. Each nominee is currently a member of the Board of Directors.

     Persons receiving a plurality of the votes cast at the Annual Meeting will be elected to the Board of Directors. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen. Votes against any candidate and any shares not voted (such as by abstention or broker non-votes) will have no impact on the election of directors. All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election of any nominee or nominees is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

     Shareholders are entitled to one vote for each share held; however, in the election of directors, each shareholder has cumulative voting rights if those rights are properly exercised at the Annual Meeting. If a shareholder wishes to vote shares cumulatively, that shareholder is entitled to as many votes as the number of shares held multiplied by the number of directors to be elected. Under cumulative voting, each shareholder may cast all of his or her votes for a single candidate or distribute those votes among any or all candidates he or she chooses. No shareholder will be entitled to cumulate votes for any candidate unless that candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the Annual Meeting of an intention to cumulate votes. If any shareholder has given such a notice, all shareholders may cumulate their votes for candidates who have been nominated. Shareholders will be given an opportunity to announce their intention to cumulate their votes prior to voting. Proxy holders are given discretionary authority to cumulate votes on shares for which they hold a proxy. Shareholders who do not wish to cumulate their votes in elections of directors will be entitled to cast one vote per share held for any candidate.

     Background information with respect to the five nominees for election to the Board of Directors is set forth below.

           NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

     John E. Giguiere. John Giguiere is the Co-President, Co-Chief Executive Officer and Chairman of the Board of Directors of the Company, in which capacities he has served since the Company was incorporated in 1994. Prior to that time, Mr. Giguiere was Co-President of R.H. Phillips Partners, a limited partnership that operated the R.H. Phillips vineyard and winery business prior to its merger into the Company, from 1989 until 1994. Raised on the Giguiere family farm where the R.H. Phillips winery is located, John Giguiere has spent his entire professional life in agribusiness. Together with his brother Karl, John Giguiere founded the R.H. Phillips vineyard and winery business in 1981.
John Giguiere is the President of The R.H. Phillips Vineyard, Inc., the second largest shareholder of the Company, and he has managed the sales and marketing aspects of R.H. Phillips since 1983. John Giguiere attended Willamette University in Salem, Oregon and
California State University at San Jose.  He is 44 years old.

     Karl E. Giguiere. Karl Giguiere is the Co-President, Co-Chief Executive Officer and Vice-Chairman of the Board of Directors of the Company, in which capacities he has served since 1994. Karl Giguiere was the Co-President of R.H. Phillips Partners from 1989 through 1994. Karl Giguiere was also raised on the Giguiere family farm and has spent his entire career in agribusiness. He has managed the farming and vineyard operations of R.H. Phillips since it was founded in 1981. Karl Giguiere is the President of RHP Vineyards, Inc., the largest shareholder of the Company. Karl Giguiere graduated from California State Polytechnic University with a B.A. in Agribusiness. He is 50 years old.

     Lane C. Giguiere. Ms. Giguiere has served on the Board of Directors and has been Vice-President, Sales Administration of the Company since its incorporation in 1994. She was Sales Administration Manager of R.H. Phillips Partners beginning in 1989 and has managed sales of the R.H. Phillips vineyard and winery business since 1983. Ms. Giguiere attended California State University at San Jose and California State University at Chico. Ms. Giguiere is 42 years old.

     R. Ken Coit. Mr. Coit was elected a director of the Company soon after its incorporation in 1994 and served on the limited partners' Advisory Committee of R.H. Phillips Partners from 1989 through 1994. Mr. Coit is the owner of Coit Financial Group, a firm which specializes in real estate investments. Mr. Coit is also a licensed broker-dealer affiliated with Sequoia Equity Securities Corporation of Walnut Creek, California and is a registered representative of American Investors Company of Hayward, California. Mr. Coit received an M.B.A. from Pepperdine University and a B.S. in Pharmacy from the University of Arizona. Mr. Coit is 53 years old.

     Victor L. Motto. Mr. Motto was elected to the Board of Directors in June, 1996. Mr. Motto is a founding partner of Motto, Kryla & Fischer, an accounting and business consulting firm devoted exclusively to the wine industry. Mr. Motto is also partner of MKF Systems, a wine industry computer systems business. Mr. Motto serves as a director of the American Wine Alliance for Research and Education, as financial advisor to the board of directors of the Napa Valley Vintners Association and as an advisor to the California Senate Select Committee on the Wine Industry. Mr. Motto also teaches university courses and is a frequent lecturer on wine industry issues. Mr. Motto is a frequent contributor to Wine Business Update, a quarterly newsletter published by Motto, Kryla
& Fisher, as well as to various other wine industry publications. Mr. Motto is a Certified Public Accountant and has received a B.A. in Business from the University of South Florida. Mr. Motto is 57 years old.

     Directors are elected at annual meetings of the shareholders to terms which extend until the following annual meeting. Officers are appointed by, and serve at the discretion of, the Board of Directors.

     The Board of Directors met four times in 1995 and has met four times in 1996 as of the date of this Proxy Statement. Each director has attended at least 75% of all meetings of the Board of Directors during such period as that director has been a member of the Board of Directors.

     Mr. Motto received a retainer of $5,000 for agreeing to serve on the Board of Directors and receives a fee of $1,000 for each Board of Directors meeting he attends. He is also to receive an option to purchase up to 20,000 shares of Common Stock at a price equal to the fair market value of the Company's Common Stock, subject to approval of a final stock option agreement by Mr. Motto and the Board of Directors. No other members of the Board of Directors are currently compensated for attending meetings of the Board of Directors or Board Committees.

     There are no agreements between the Company and any of its officers or directors which concern changes of control of the Company; however, under the terms of the Company's agreements with three of its major creditors, all principal and interest owing to those creditors shall be due and payable, at the creditors' option, if any person or group other than John or Karl Giguiere or their immediate families control a majority of the Board of Directors. This provision will be eliminated if and when the Company enters into employment agreements with John and Karl Giguiere which obligate them to remain employed by the Company for at least five years.

Board Committees, Meetings

     The Board of Directors has an Audit Committee, a Compensation Committee and a Stock Option Committee. The members of the committees are selected by the full Board of Directors and serve until they are replaced by the Board of Directors or until their earlier resignation or removal from such committee or the Board of Directors.

     Audit Committee. The Board of Directors created the Audit Committee in May, 1996. The Audit Committee is to review the financial results of the Company with the Company's outside auditors and to discuss with the outside auditors the scope of the annual audit and the other services the Company's outside auditors are to perform. The members of the Audit Committee are John Giguiere, Victor Motto and R. Ken Coit. The Audit Committee has held no meetings to date.

     Compensation Committee. The Compensation Committee was created in May, 1996 at the same time as the Audit Committee. The Compensation Committee is to make recommendations concerning salaries and incentive compensation for the Company's officers and employees. The members of the Compensation Committee are John Giguiere, Victor Motto and R. Ken Coit. The Compensation Committee has held no meetings to date.

     Stock Option Committee. The Stock Option Committee was formed in July, 1995 to administer the Company's 1995 Stock Option Plan. The Stock Option Committee consists of R. Ken Coit and Victor Motto. The Stock Option Committee met four times in 1995 and has not met in 1996 to date.

Transactions Concerning Board of Directors

     R.H. Phillips Partners, the predecessor to the Company and former owner of the R.H. Phillips vineyard and winery business, made a cash distribution of $220,000 to The R.H. Phillips Vineyard, Inc. and RHP Vineyards, Inc. in April, 1994, to enable those companies to pay a portion of their income tax incurred as a result of taxable income generated by R.H. Phillips Partners for the years 1990-1993. John and Karl Giguiere are majority owners and executive officers of RHP Vineyards, Inc., and The R.H. Phillips
Vineyard, Inc.

     John and Lane Giguiere held a promissory note in the principal amount of $57,000 payable by the Company. The note was granted to reimburse Mr. and Mrs. Giguiere for expenses they incurred in repairing and renovating the farm house located on the Company's property. The Company repaid the note on March 31, 1995.

     Mr. Coit received commission payments for his services in connection with the issuance of the Company's convertible promissory notes in 1994, the Company's initial public offering in early 1995 and the Company second public offering of Common Stock,
completed in July, 1996.   The Company paid Sequoia Equity
Securities Corporation ("Sequoia") a commission of 8% of the face value of the notes issued in connection with Sequoia's assistance in the issuance of $1,500,000 in convertible promissory notes of the Company. Mr. Coit, who is a registered representative of Sequoia, substantially assisted the Company in connection with the exchange and received a commission from Sequoia. The total payment to Sequoia in connection with the notes was $119,600, approximately 95% of which was paid by Sequoia to Mr. Coit. Mr. Coit also received commissions in connection with the Company's initial and second public offerings on terms similar to those granted to other participating broker-dealers in the offerings. The commissions were payable by Capitol Bay Securities, the underwriter of the initial public offering, and Van Kasper & Company, the underwriter of the second public offering.

     The Company is the holder of a promissory note payable by RHP Vineyards, Inc. The note evidences a loan to that corporation by R.H. Phillips Partners and the assumption in 1993 of payment obligations of certain persons to R.H. Phillips Partners. The amount payable under the note as of December 31, 1995 was $192,340. Unpaid amounts under the note bear interest at a rate of 7% per annum. The note and other obligations are payable in full on June 30, 1999.

     The Board of Directors has adopted a policy pursuant to which all future material transactions and loans with affiliated parties will be made or entered into on terms no less favorable than those that can be obtained from unaffiliated third parties. All future material affiliated transactions and loans, and any forgiveness thereof, must be approved by a majority of independent outside members of the Board of Directors who do not have an interest in the transaction.

Relationships Between Directors and Executive Officers

     John and Karl Giguiere are brothers. John and Lane Giguiere are husband and wife. There are no other familial relationships between the directors and executive officers of the Company.

Reports under Section 16(a) of the Exchange Act

     Based on its review of all filings on Form 3, 4 and 5 the Company received from its directors, executive officers and principal shareholders, the Company is unaware of any such person who was required to file any of these forms pursuant to Section 16 of the Securities Exchange Act of 1934 who did not do so in a timely manner.

  VOTING SECURITIES OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the number of shares of the voting securities which each director, each nominee for election to the Board of Directors the percentage of shares which the executive officers and directors owned as a group as of July 31, 1996.

                      Director                   Number of Shares  Percent of
Name(1)                Since  Address           Beneficially Owned    Class
John E. Giguiere(2)(3)  1994  26836 County Road 12A     1,618,324     27.2
                              Esparto, CA 95627
Karl E. Giguiere(2)(4)  1994  26836 County Road 12A     1,600,306     26.9
                              Esparto, CA 95627
Lane C. Giguiere(2)(5)  1994  26836 County Road 12A     1,614,919     27.1
                              Esparto, CA 95627
R. Ken Coit(6)          1994  1655 N. Main Street         300,322      5.1
                              Suite 270
                              Walnut Creek, CA 94596
Victor L. Motto         1996  899 Adams Street                  0      0.0
                              St. Helena, CA 94574
All Executive Officers and Directors(7)                 1,984,022     33.1

(1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "Commission"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Percentages are based on 5,919,690 shares of Common Stock outstanding on August 29, 1996, adjusted as required by the rules of the Commission.

(2) Includes 865,773 shares of Common Stock owned by RHP Vineyards and 714,103 shares of Common Stock owned by R.H. Phillips Vineyard. John and Karl Giguiere each own 33.33% of the outstanding stock of RHP Vineyards, Inc., constitute two of the three members of the Board of Directors, and are the Secretary and President, respectively, of that corporation. John and Karl Giguiere also own a majority of the outstanding shares of R.H. Phillips Vineyard, constitute two of the three members of the Board of Directors and serve as the President and Secretary, respectively, of that corporation. Because they share majority ownership of the stock of those corporations and constitute a majority of those corporation's directors, John and Karl Giguiere may be deemed beneficial owners of the shares held by those two corporations.

(3) Also includes 16,552 shares held as joint tenants with Lane Giguiere, a warrant to purchase 8,276 shares which he holds as joint tenants with Lane Giguiere, and 13,620 shares subject to that portion of a stock option which is exercisable within 60 days of the date of this Proxy Statement.

(4) Also includes 20,430 shares subject to that portion of a stock option which is exercisable within 60 days of the date of this Proxy Statement.

(5) Also includes 16,552 shares held as joint tenants with John Giguiere, a warrant to purchase 8,276 shares which she holds as joint tenants with John Giguiere, and 10,215 shares subject to that portion of a stock option exercisable within 60 days of the date of this Proxy Statement.

(6)  Mr. Coit holds 252,527 shares as a joint tenant with Donna
     Coit, his wife, and 47,688 shares are held individually by Mr.
     Coit.

(7) Includes shares purchasable upon exercise of stock options within 60 days of the date of this Proxy Statement.

     The following table sets forth information with respect to persons, in addition to those listed above, who are known by the Company to own 5% or more of the Common Stock as of August 29, 1996:

Name and Address of Shareholder  Amount and Nature of    Percent of Class
                                  Beneficial Owner
RHP Vineyards, Inc.
26836 County Road 12A
Esparto, CA  95627 (1)                865,773                 14.6

The R.H. Phillips Vineyard, Inc.
26836 County Road 12A
Esparto, CA  95627 (1)                714,103                 12.1

(1) John and Karl Giguiere own a majority of the outstanding shares of RHP Vineyards, Inc. and The R.H. Phillips Vineyard, Inc. and constitute a majority of those corporations' boards of directors. See footnote 1 of the previous table for further information regarding these corporations.

     On March 27, 1996, the Company granted warrants to John Hancock Mutual Life Insurance Company ("Hancock") to purchase shares of the Company's Common Stock. The warrants were issued in connection with the sale of 500,000 shares of the Company's 12% Senior Redeemable Preferred Stock for a purchase price of $5,000,000. The warrants allow Hancock to purchase up to 1,381,321 shares of Common Stock at a price of $3.90 per share. The warrants are exercisable beginning on March 27, 1997. If the warrants were presently exercisable, the shares purchasable thereunder would constitute 18.9% of the outstanding Common Stock as of August 29, 1996.

                      EXECUTIVE COMPENSATION

Compensation of Executive Officers

     The following is a summary of all compensation paid for services rendered to R.H. Phillips during 1993, 1994 and 1995 by John and Karl Giguiere, the Company's current Co-Chief Executive Officers (the "Named Executive Officers"). No employee or officer received a salary and bonus in excess of $100,000 in 1995.

                    Summary Compensation Table
                                                        Long Term Compensation
                       Annual Compensation                      Awards
                                                           Restricted Securities
Name and                                   Other Annual     Stock    Underlying
Principal Position Year  Salary($) Bonus($)Compensation($) Awards(#) Options(#)
John Giguiere, Co-  1995  80,625      662  20,000(1)       0         54,480
President, Co-Chief
Executive Officer   1994  87,394   16,258  20,000(1)       0              0

                    1993  75,000    1,345  20,000(1)       0              0

Karl Giguiere, Co-  1995  80,625      662       0          0         81,720
President, Co-Chief
Executive Officer   1994  87,394   16,258       0          0              0

                    1993  75,000    1,345       0          0              0

(1) The amounts listed under "Other Compensation" consist of a $500 per month automobile allowance for John Giguiere and the fair rental value of the farm house located at the R.H. Phillips' winery where John and Lane Giguiere reside on a rent free basis. The Company estimates that the fair rental value of the housing is approximately $14,000 per year.

     The following table contains information concerning the grant of stock options made during 1995 to each Named Executive Officer.

                Option Grants in Last Fiscal Year

                 Number of
                 Securities  % of Total
                 Underlying  Options Granted
                 Options     To Employees in    Exercise or Base
Name             Granted(#)  Fiscal Year        Price($/Sh)      Expiration Date

John Giguiere(1) 54,480      12.12%             $4.125           07/11/05

Karl Giguiere(1) 81,720      18.18%             $4.125           07/11/05

(1) The stock options were granted on July 11, 1995. The options vest annually at a rate of 25% per year, calculated beginning as of the date of grant, and will be exercisable as to the full number of shares granted to each recipient on July 11, 1999, provided that the recipient remains employed by the Company during this period.

     The following table provides information with respect to the Named Executive Officers concerning unexercised options held as of December 31, 1995.

Aggregated Option Exercises in Last Fiscal year and FY-End Option Values
                                  Number of Securities    Value of Unexercised
                                 Underlying Unexercised  In-the-Money Options
                                    Options at FY-End        At FY-End(1)
                Shares
                Acquired on  Value     Exercisable/          Exercisable/
Name            Exercise(#)  Realized  Unexercisable         Unexercisable
John Giguiere          -            -              0                 $0.00(2)
                                              54,480

Karl Giguiere          -            -              0                 $0.00(2)
                                              81,720

(1)  Based upon the closing price of the Common Stock on December
     31, 1995, as reported by the Nasdaq SmallCap Market ($3.75 per share).

(2) The closing price of the Common Stock on December 31, 1995 was below the exercise price per share. Consequently, the value of the options is listed above as $0.00.



                        PROPOSAL NUMBER 2

                 APPROVAL OF INDEPENDENT AUDITORS

     The Board of Directors has selected KPMG Peat Marwick LLP ("KPMG Peat Marwick") as the independent auditors for the Company for the fiscal year ending December 31, 1996.

     The accounting firm of Deloitte & Touche LLP ("Deloitte & Touche") served as the Company's independent auditors for the year ended December 31, 1994. On August 1, 1995, the Board of Directors determined to dismiss Deloitte & Touche and to select KPMG Peat Marwick as the Company's independent auditors for the year ended December 31, 1995. The Board of Directors made this determination after receiving proposals from various accounting firms, including KPMG Peat Marwick and Deloitte & Touche. Following a review of these proposals, the Board of Directors concluded that the change in auditors would allow the Company to receive auditing and tax services on a more cost effective basis.

     The report of Deloitte & Touche for the year ended December 31, 1994 did not contain any adverse opinion or disclaimer of opinion and were not modified as to any uncertainty, audit scope or accounting principles. There were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte &
Touche's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

     It is not anticipated that representatives of KPMG Peat Marwick or Deloitte & Touche will be present at the Annual Meeting. If representatives are present, they will be provided an opportunity to make a statement should they wish to do so and to respond to appropriate questions.

     The Board of Directors recommends a vote "FOR" approval of KPMG Peat Marwick as the Company's independent auditors for the fiscal year ending December 31, 1996.


             SUBMISSION OF SHAREHOLDER PROPOSALS FOR
               1997 ANNUAL MEETING OF SHAREHOLDERS

     The 1997 Annual Meeting of Shareholders has been scheduled to take place on May 15, 1997. Shareholder proposals for presentation at that meeting must be received by the Company by no later than January 16, 1997.

                          OTHER BUSINESS

     It is not intended that any business other than that set forth in the Notice of Annual Meeting and more specifically described in this Proxy Statement will be brought before the Annual Meeting.
If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.


By Order of the Board of
Directors,



Robert T. Moore,
Secretary
September 20, 1996

Upon written request of any person whose proxy is being solicited hereby, the Company will provide without charge a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1995, which was filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, including the financial statements and schedules thereto, but without exhibits. All such requests may be directed to: Robert T. Moore, Secretary, R.H. Phillips, Inc., 26836 County Road 12A, Esparto, California 95627.

                  R.H. PHILLIPS, INC.

      PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS

     The undersigned holder(s) of the stock of R.H.
Phillips, Inc. (the "Corporation") hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders of the Corporation, dated September 20, 1996, and a Proxy
Statement of the Board of Directors of the same date.
The undersigned hereby appoint(s) John E. Giguiere and Karl E. Giguiere, and each of them, with full power of substitution, as proxies to appear and vote all of the shares of the Common Stock of the Corporation standing in the name of the undersigned which the undersigned could vote if personally present and acting at the 1996 Annual
Meeting of Shareholders of the Corporation, to be held at The R.H. Phillips Winery, 26836 County Road 12A, Esparto,
California at 10:00am Pacific Time on October 17, 1996, and at any adjournments thereof, upon the following items as set forth in the Notice of Annual Meeting and Proxy
Statement, and to vote according to their discretion on all other matters which may be properly presented for action at that meeting and at any adjournments thereof, including but not limited to all matters related to the conduct of the meeting. The above-named proxy holders are granted discretionary authority to cumulate votes in the election of directors among those nominees for whom the undersigned has(have) granted the authority to vote.


1.   To elect as directors the nominees set
          forth below. FOR all nominees listed below (except as marked to the contrary below).

  WITHHOLD AUTHORITY to vote for all of the nominees listed below.
 (INSTRUCTION): To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

 JOHN E. GIGUIERE, KARL E. GIGUIERE, LANE C. GIGUIERE,
R. KEN COIT, VICTOR L. MOTTO.
2.   To approve KPMG Peat Marwick LLP as the
     independent auditors of the Corporation.       FOR            AGAINST
           ABSTAIN
     By executing this proxy, I(we) hereby revoke all previous proxies with regard to any matter to be voted upon at the Annual Meeting.

Date:  _______________________, 1996



                Signature of Shareholder



             Signature of Joint Shareholder
                      INSTRUCTIONS

     Please date and sign exactly as your name(s) appear(s) above. When signing as attorney, executor, administrator, trustee or guardian or as an officer of a corporation, partnership or other business entity, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.

     If you plan to attend the meeting, please so indicate in the appropriate box.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE
PERSONS NOMINATED BY THE BOARD OF DIRECTORS AND FOR
APPROVAL OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT
AUDITORS OF THE CORPORATION.  THIS PROXY WHEN PROPERLY
EXECUTED WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS
NOMINATED BY THE BOARD OF DIRECTORS AND FOR APPROVAL OF
KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE
CORPORATION.

                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                          SCHEDULE 14A

  Proxy Statement Pursuant to Section 14(a) of the Securities
           Exchange Act of 1934 (Amendment No.     )

Filed by Registrant  [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Materials Pursuant to #240.14a-11(c) or #240.14a-12

                       R.H. PHILLIPS, INC.

         (Name of Registrant as Specified In Its Charter)

            Board of Directors -- R.H. Phillips, Inc.

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).
[  ] $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:



     2) Aggregate number of securities to which transaction applies:




     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _/




     4)   Proposed maximum aggregate value of transaction:




_/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


     2)   Form, Schedule or Registration Statement No.:


     3)   Filing Party:


     4)   Date Filed: